CONTINENTAL REALTY ADVISORS, LTD.
                           3801 EAST FLORIDA AVENUE
                                  SUITE 400
                               DENVER, CO  80210
                           TELEPHONE (303) 691-2941
                           FACSIMILE (303) 691-6018

                              November 6, 1997

Chandler Investors, an Illinois limited partnership
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road
Suite A-200
Bannockburn, IL  60015

Ladies and Gentlemen:

     This letter pertains to, and is intended to constitute an amendment of, the Agreement of Sale (the "Agreement") entered into as of May 22, 1997 between Continental Realty Advisors, Ltd., a Colorado limited partnership Signet Partners, a Colorado corporation (collectively referred to as "Purchaser") and Chandler Investors, an Illinois limited partnership ("Seller"). By prior instruments, the most recent of which is entitled the "Sixth Amendment to Agreement Of Sale and Escrow Agreement", Purchaser and Seller have amended the Agreement. Pursuant to the Sixth Amendment, certain deadlines for performance or satisfaction of conditions were extended. One of those deadlines was for the satisfaction or waiver of the Purchaser's financing contingency. That provision is set forth in paragraph two of the Sixth Amendment, and it pertains to paragraph 7.1A of the Agreement. The current deadline for satisfaction or waiver of the Purchaser's financing contingency is 5:00 p.m. Chicago time, November 6, 1997. By our mutual signing of this letter, it is agreed that the deadline for satisfaction or waiver of the financing contingency is hereby extended for one day, to 5:00 p.m. Chicago time, November 7, 1997.

     In all other respects the Agreement, as previously amended by the First through Sixth Amendments to Agreement of Sale and Escrow Agreement, shall remain unchanged, and in full force and effect.

     Kindly acknowledge your assent to these provisions by signing a copy of this letter at the space provided below, and returning it to me by facsimile transmission at the facsimile number indicated above. I will then forward a copy of the Escrow Agent to advise it of the amendment hereby enacted.

                         Very truly yours,

                         PURCHASER:

                         CONTINENTAL REALTY ADVISORS, LTD.

                         By:  /s/ David W. Snyder, President
                                 ----------------------------
                                  David W. Snyder, President
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                         SELLER:

                         Chandler Investors, LLP

                         By:  /s/ Michael J. Becker
                                --------------------
                                  Michael J. Becker
                                  Managing Director

ACKNOWLEDGED:

ESCROW AGENT:

NEAR NORTH NATIONAL TITLE CORPORATION

By:
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